UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2025

The Eastern Company
(Exact Name of Registrant as Specified in Charter)

Connecticut	001-35383	06-0330020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Enterprise Drive, Suite 408, Shelton, Connecticut 06484

(Address of Principal Executive Offices) (Zip Code)

(203) 729-2255

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	EML	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2025, the Board of Directors (the “Board”) of The Eastern Company (the “Company”) determined to make the following assignments to Company’s committees.

Executive Committee	•	James Mitarotonda - Chairman
	•	Charles W. Henry
	•	Fredrick DiSanto
	•	John W. Everets

Audit Committee	•	Michael Mardy – Chairman
	•	Fredrick DiSanto
	•	John W. Everets
	•	Peggy B. Scott
	•	Chan Galbato

Compensation Committee	•	Fredrick DiSanto - Chairman
	•	Charles W. Henry
	•	John Everets
	•	Peggy Scott

Nominating and Corporate Governance Committee	•	Charles W. Henry - Chairman
	•	Fredrick DiSanto
	•	James A. Mitarotonda

Capital Allocation and Investment Committee	•	John Everets – Chairman
	•	James Mitarotonda
	•	Fredrick DiSanto
	•	Chan Galbato

Environmental Health & Safety Committee	•	Peggy B. Scott – Chairperson
	•	Charles Henry
	•	Michael Mardy

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Eastern Company

Date: May 6, 2025	By:	/s/ Nicholas Vlahos
Nicholas Vlahos
Chief Financial Officer

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